Exhibit 99.1

November 2006 Particle Drilling Technologies, Inc. (NASDAQ: PDRT) www.particledrilling.com Investor Presentation Breaking 'Hard Rock' Records

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS   This Presentation contains forward-looking statements. These statements are subject to a number of risks and uncertainties, many of which are beyond our control. All statements other than statements of historical facts included in this Presentation, including those regarding our strategy, future operations, financial position, estimated revenues, projected costs, projections, prospects, plans and objectives of management, are forward-looking statements. When used in this Presentation, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “estimates” or similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. All forward-looking statements speak only as of the date of this Presentation. The Company does not undertake any obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Although we believe that our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in this Presentation are reasonable, we can give no assurance that such plans, intentions or expectations will be achieved. You should read carefully the factors described in “Risk Factors” for a description of certain risks that could, among other things, cause actual results to differ from these forward-looking statements.2 Cautionary Statement

PID System Animation 3

An oilfield service company with patented, step-change technology First commercial trial completed in May Second commercial trial will be started in mid - November Plug and play service provided directly to oil and gas company Providing a service that enables oil and gas companies to reduce their cost in drilling the most expensive portion of their wells A highly experienced team of oilfield professionals 4We Are

What’s Driving Domestic Drilling Activity ~ 1,750 Rigs DrillingSource: Baker Hughes Rig Count USA Drilling - Oil vs. Gas82%18%GasOil USA Drilling - Straight vs. Deviated 40% 60% Straight Deviated USA Drilling -Onshore vs. Offshore 6% 94% Offshore Land 5

Hard Rock Drilling Economics 101 The harder the rock, the slower it drills The slower it drills the more the well costs Hard Rock Soft Rock $ $ $ $ $ $ ~ 20% of the footage drilled can equal~ 70% of the total drilling cost70%30%Hard Rock IntervalCostRest of The Well 6

Drilling Cost Reductions Are a Mandate

- We estimate that approximately half of the onshore vertical gas wells encounter hard rock intervals that significantly increase well drilling cost



How Much Hard Rock Is There?
Every Oil & Gas Company Needs To Reduce Drilling Cost
Wells With Hard Rock
Wells Without Hard Rock
50%
50%
Those That Want To Save Money Drilling Hard Rock

- We believe 100% of the Oil and Gas companies drilling through these hard rock intervals want to reduce the cost of their wells

Particle DRILLING TECHNOLOGIES, INC.

Breaking 'Hard Rock' Records

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$ .252 B Permian – 22,270 Current Drilling Days $ .272 B Mid-continent – 24,015 Current Drilling Days Rockies – 46,121 Current Drilling Days $ .523 B Source: IHS Drilling Data In addressing only vertical wells drilled in hard rock in the three major markets in the USA, Particle Drilling technology can generate over $ 1 billion in revenue Key Assumptions: ROP Improvement = 3 Times Avg Daily Spread Rate = $ 34 k Sample Period = 9/04 – 9/05 Initial Target Markets: Vertical Wells That Take > 30 Days To Drill 8

17 days 6 days Approximate time required to drill interval $ 374,000 Cost saved on drilling interval $ 578,000 $ 204,000 Total cost of drilling interval 6 ft/hr 18 ft/hr Expected ROP $ 34,000/d $ 34,000/d Customer’s daily variable cost CONVENTIONAL PID SYSTEM Example 2,500’ Onshore Drilling Interval PDRT share of gain generated - $187,000 (50% of the total savings) PDRT effective dayrate - $31,000/day  Customer Savings Generate Large Returns for PDRT 9

 Patented technology, step-change in performance Field tests proved the PID System drills hard rock at 3 to better than 6 times faster than conventional methods Our Solution: The Particle Impact Drilling “PID” System 10

11 Hardened Steel Particles Do the Real Work Conventional drill bits require high forces to crush and grind the hard rock away The PID System removes hard rock by blasting it away with small hardened steel particles entrained in the drilling fluid These steel particles accelerate through the PID bit nozzles Impacting the hard rock over 4 Million times per minute at 500 ft/sec The volume of steel particles required is very small at only 2-3% of total fluid volume

PID Drill Bit – Demonstration of Cutting Process 12 Mechanical Action Hydraulic Blasting Action Particle & Fluid Exit Nozzles

PID Footprint – Rig Illustration 13Frac Pump Particle and Cuttings Process & Storage Unit Cuttings Return Particle & Cuttings Return

Overview of Field Trials Successful PID system deployment & rig Integration on commercial trial #1 Successful performance in terms of penetration rates on trial #1 Suspended trial #2 after only a few hours because of a frac pump failure; however improvements made to simplify system and operations were working well up until suspension PID System integration with the drilling rig was straight forward with little disruption to normal drilling operations Rig crew, customer and PID teams worked well together in quickly and efficiently assimilating PID operations procedures 14

Anticipated Return on Assets 15 Anticipated cost of PID unit #2 - $1.6 million Anticipated cost of PID unit #3 and beyond - $600k Anticipated annual EBITDA per PID unit assuming 2 jobs per month - $2.4 million Expected payback period for PID unit #2 – 8 months Expected payback period for future PID units – 3 months

PID unit #1 on second commercial field trial in Utah – November 2006 PID unit # 2 should be ready in January 2007 Working to secure operating contracts with new customers Continue to make improvement to hardware and operating processes 16The Way Forward

Outstanding Shares & Market CapitalizationCommon Stock 30,087,200 Outstanding Stock Options & Warrants 7,189,391 Total Fully Diluted Shares Outstanding 37,276,591 Approximate Market Capitalization At November 15, 2006 $75,000,000 17Financial Overview

$7,538,229 5,898,287 18,790 $1,621,152 $7,538,229 1,242,178 1,127,031 $5,169,020 Actual Pro Forma For Equity Offering $18,238,229 Total Liabilities & Stockholders’ Equity 16,598,287 Stockholders’ Equity 18,790 Long Term Debt $1,621,152 Current Liabilities $18,238,229 Total Assets 1,242,178 Intangibles & Other Assets 1,127,031 Equipment $15,869,020 Cash & Other Current Assets 18Balance Sheet – June 30, 2006

Management Team

- **Jim B. Terry, President & Chief Executive Officer -** Vice President, Drilling Services for Weatherford International from 2003 until 2005; Over 9 years at Halliburton Company, the last three of those years as Director—Advanced Well Construction Systems; Over 2 years at Smith International; Over 14 years at Eastman Whipstock/Baker Hughes.
- **J. Chris Boswell, Senior Vice President & CFO -** SVP & Chief Financial Officer for Petroleum Geo-Services from 1995 until 2002; Over 20 years of experience in corporate finance and accounting; Over 8 years of experience with Price Waterhouse and Arthur Andersen.
- **Thomas Hardisty, Senior Vice President, Business Development -** Over 20 years of experience in the upstream exploration & production sector of the oil and gas industry; Served as Vice President, Land Shoreline Partners; Senior Landman for Texstar Petroleum Inc. and as Senior Staff Landman for PetroCorp Inc.
- **Gordon Tibbits, Vice President of Technology -** Over 36 years in engineering, research and development management; held the position of Director of Research & Development for Hughes Christensen; Was responsible for many innovative drilling tool concepts including diamond drill bits using natural stones as well as Polycrystalline Diamond Compacts (PDC) bits; Holds over 70 patents related to drilling, coring, and diamond cutting tools.
- **Greg Galloway, Vice President of Operations -** Over 26 years of experience relevant to PDTI in the drilling and oilfield services industry. Most recently, Mr. Galloway served as Global Product Line Manager for Weatherford International, where he focused on drilling hazard mitigation which included drilling with casing, expandable tubulars and managed pressure drilling techniques. Mr. Galloway is an innovative manager with a strong technical reputation in leading edge technologies and drilling performance enhancements.

Particle
DRILLING TECHNOLOGIES, INC.

Breaking 'Hard Rock' Records

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Ken R. LeSuer, Chairman of the Board - Recently retired from the Vice Chairman role at Halliburton Company where he reported to Dick Cheney; Prior to becoming Vice Chairman at Halliburton, Mr. LeSuer served as both the President and CEO of Halliburton Energy Services and as President and Chairman of Halliburton Energy Group. John D. Schiller Jr., Director - Over 25 years experience in oil & gas business; Currently Chairman & CEO of Energy XXI, an independent exploration and production company; Served as Vice President, Exploration & Production for Devon Energy (NYSE:DVN); Prior to Devon Energy, Mr. Schiller served as Executive Vice President, Exploration and Production for Ocean Energy, Inc. Michael S. Mathews, Director - Most recently served as the Vice Chairman for Petroleum Geo-Services (PGS) and is the managing Director for Westgate Capital Co. Mr. Mathews sits on many oilfield service Boards and has a strong financial and legal background and will greatly assist the Board in these areas. Hugh A. Menown, Director - Mr. Menown has over 23 years experience in mergers and acquisitions, auditing and managerial finance. He is a former partner of PriceWaterhouse Coopers, LLC and will provide the Company with strong guidance in the areas of corporate finance, SEC compliance and audit matters. Steve Weyel, Director - Mr. Weyel has over 28 years of experience in the energy sector; Currently the President and Chief Operating Officer of Energy XXI. Served in executive level positions at InterGen North America, a Shell – Bechtel joint venture, Dynegy Corporation, Natural Gas Clearinghouse and Baker Hughes. 20 Independent Directors

Operators searching for improved drilling performance to reduce well cost The vast majority of reserves in North America are not produced because the cost of drilling renders them uneconomic PDRT can save operators significant expense in hard rock formations 21 Summary